As filed with the Securities and Exchange Commission on August 1, 1997
                                                       Registration No. 33-94394

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                             LIFE USA HOLDING, INC.
               (Exact name of issuer as specified in its charter)

            MINNESOTA                                           41-1578384
 (State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                              --------------------

                      Suite 95, Interchange North Building
                              300 South Highway 169
                          Minneapolis, Minnesota 55426
                                 (612) 546-7386

                          (Address, including zip code,
                    of issuer's principal executive offices)

                              --------------------

                             LIFE USA HOLDING, INC.
                                  COMMON STOCK
                             (AGENT OPTION BONUSES)

                            (Full title of the plan)

                              --------------------

                  Robert W. MacDonald, Chief Executive Officer
                             Life USA Holding, Inc.
                      Suite 95, Interchange North Building
                              300 South Highway 169
                          Minneapolis, Minnesota 55426
                                 (612) 546-7386

           (Name and address, including zip code and telephone number, including area code, of agent for service)

                              --------------------

                                   COPIES TO:
                              Catherine A. Bartlett
                        Kaplan, Strangis and Kaplan, P.A.
                  5500 Norwest Center, 90 South Seventh Street
                          Minneapolis, Minnesota 55402
                                 (612) 375-1138

                          DEREGISTRATION OF SECURITIES

     Life USA Holding, Inc. hereby deregisters 159,426 shares of its Common Stock issuable upon the exercise of Option Bonuses pursuant to Form S-3 Registration Statement No. 33-94394, effective the date of filing of this Post-Effective Amendment No. 1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Registration Statement No. 33-94394 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on August 1, 1997.

                                            LIFE USA HOLDING, INC.


                                            By:  /s/ Robert W. MacDonald
                                               --------------------------------
                                            Robert W. MacDonald
                                            Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Registration Statement No. 33-94394 has been signed by the following persons in the capacities and on the date indicated.

         Signature                       Title                        Date
         ---------                       -----                        ----


/s/ Robert W. MacDonald       Chief Executive Officer             August 1, 1997
--------------------------    (Principal Executive Officer)
Robert W. MacDonald            and Director


/s/ Mark A. Zesbaugh          Executive Vice President, Chief     August 1, 1997
--------------------------    Financial Officer, Treasurer and
Mark A. Zesbaugh              Secretary (Principal Accounting
                              Officer and Director)


               *              Director
--------------------------
Hugh Alexander

         Signature                       Title                        Date
         ---------                       -----                        ----


               *              Director
--------------------------
Jack H. Blaine


               *              Director
--------------------------
Margery G. Hughes


               *              Director
--------------------------
Barbara J. Lautzenheiser


               *              Director
--------------------------
Daniel J. Rourke


               *              Director
--------------------------
Ralph Strangis


               *              Director
--------------------------
Donald J. Urban

     *Robert W. MacDonald, pursuant to Powers of Attorney executed by each of the directors above whose name is marked by a "*," by signing his name hereto does hereby sign and execute this Post-Effective Amendment No. 1 to Registration Statement No. 33-94394 of Life USA Holding, Inc. on behalf of each such director.